                                                                    Exhibit 10.3

                     INVESTOR REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of December
9,  2005,  by  and  among  CEPTOR  CORPORATION,   a  Delaware  corporation  (the
"COMPANY"),  and the undersigned  investors listed on Schedule I attached hereto
(each, an "INVESTOR" and collectively, the "INVESTORS").

     WHEREAS:

     A.   In connection with the Securities  Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"),  the
Company  has  agreed,  upon the  terms  and  subject  to the  conditions  of the
Securities  Purchase  Agreement,  to  issue  and sell to the  Investors  secured convertible debentures (the "CONVERTIBLE DEBENTURES") which shall be convertible into that number of shares of the Company's  common stock, par value $0.0001 per share (the "COMMON  STOCK"),  pursuant to the terms of the  Securities  Purchase
Agreement for an aggregate  purchase price of Two Million Dollars  ($2,000,000).
Capitalized  terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

     B.   To induce the Investors to execute and deliver the Securities Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act of 1933, as amended,  and the rules and  regulations  there under, or any similar successor statute  (collectively,  the "SECURITIES  ACT"), and applicable state securities laws.

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency  of which are hereby  acknowledged,  the Company  and the  Investors hereby agree as follows:

          1. DEFINITIONS.

     As used in this  Agreement,  the  following  terms shall have the following meanings:

               (a) "PERSON" means a corporation, a limited liability company, an association,  a partnership,  an  organization,  a business,  an  individual,  a governmental or political subdivision thereof or a governmental agency.

               (b)  "REGISTER,"  "REGISTERED,"  and  "REGISTRATION"  refer  to a
registration   effected  by  preparing  and  filing  one  or  more  Registration
Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415  under  the  Securities  Act or any  successor  rule  providing  for offering  securities  on a continuous  or delayed  basis ("RULE  415"),  and the declaration or ordering of  effectiveness of such  Registration  Statement(s) by the United States Securities and Exchange Commission (the "SEC").

               (c)  "REGISTRABLE  SECURITIES"  means the shares of Common  Stock issuable to the Investors upon conversion of the Convertible Debentures pursuant to the Securities  Purchase  Agreement and the Warrant  Shares,  as this term is defined in the Securities Purchase Agreement.

               (d) "REGISTRATION STATEMENT" means a registration statement under the Securities Act which covers the Registrable Securities.

          2. REGISTRATION.

               (a) Subject to the terms and  conditions of this  Agreement,  the
Company  shall  prepare  and file,  no later than thirty (30) days from the date hereof (the "SCHEDULED FILING DEADLINE"),  with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the
Securities  Act (the  "INITIAL  REGISTRATION  STATEMENT")  for the resale by the
Investors  of the  Registrable  Securities,  which  includes  at least  thirteen million four hundred forty thousand eight hundred sixty  (13,440,860)  shares of
Common Stock to be issued upon conversion of the Convertible  Debentures as well as one million  (1,000,000)  Warrant Shares and two hundred sixty eight thousand eight hundred seventeen (268,817) Buyer's Shares, as this term is defined in the
Securities Purchase  Agreement.  The Company shall use its best efforts to cause the  Registration  Statement to remain  effective  until all of the  Registrable
Securities  have been sold or until such time as the Investor(s) are eligible to sell the Registrable  Securities pursuant to Rule 144(k). Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the
Initial  Registration  Statement to the  Investors for their review and comment.
The Investors shall furnish  comments on the Initial  Registration  Statement to the  Company  within  twenty-four  (24) hours of the  receipt  thereof  from the
Company.

               (b)  EFFECTIVENESS  OF THE INITIAL  REGISTRATION  STATEMENT.  The
Company  shall  use its  best  efforts  (i) to  have  the  Initial  Registration
Statement declared effective by the SEC no later than ninety (90) days after the date filed (the  "SCHEDULED  EFFECTIVE  DEADLINE")  and (ii) to insure  that the
Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms  and  conditions  of this  Agreement.  It shall  be an  event  of  default hereunder if the Initial Registration Statement is not declared effective by the
SEC within ninety (90) days after filing thereof.

               (c) FAILURE TO FILE OR OBTAIN  EFFECTIVENESS  OF THE REGISTRATION
STATEMENT. In the event the Registration Statement is not filed by the Scheduled
Filing  Deadline  or is not  declared  effective  by the  SEC on or  before  the
Scheduled  Effective Deadline,  or if after the Registration  Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration
Statement  (whether  because  of a failure  to keep the  Registration  Statement effective,  failure to disclose such information as is necessary for sales to be made  pursuant to the  Registration  Statement,  failure to register  sufficient shares of Common Stock or  otherwise)  provided  that such events are not due to the acts of the Company and the Company is using its best efforts to comply with
Sections  2(a) and (b)  herein,  then as partial  relief for the  damages to any holder of Registrable  Securities by reason of any such delay in or reduction of its ability to sell the  underlying  shares of Common Stock (which  remedy shall not be  exclusive of any other  remedies at law or in equity),  the Company will pay as  liquidated  damages (the  "LIQUIDATED  DAMAGES")  to the holder,  at the holder's  option,  either a cash amount or shares of the Company's  Common Stock within three (3) business  days,  after demand  therefore,  equal to one percent
(1%) of the  liquidated  value  of the  Convertible  Debentures  outstanding  as
Liquidated  Damages for each thirty (30) day period after the  Scheduled  Filing
Deadline or the Scheduled Effective Deadline as the case may be.

               (d)  LIQUIDATED  DAMAGES.  The  Company and the  Investor  hereto acknowledge  and agree that the sums payable under  subsection  2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the  Investor,  including  the right to call a  default.  The  parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely  estimate,  (ii) the amounts specified in such  subsections  bear a reasonable  relationship to, and are not plainly or grossly  disproportionate  to,  the  probable  loss  likely  to be  incurred  in
connection   with  any  failure  by  the  Company  to  obtain  or  maintain  the effectiveness  of a  Registration  Statement,  (iii) one of the  reasons for the
Company  and the  Investor  reaching  an  agreement  as to such  amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are  sophisticated  business  parties and have been  represented by  sophisticated  and able legal counsel and negotiated  this
Agreement at arm's length.

          3. RELATED OBLIGATIONS.

               (a) The Company shall keep the Registration  Statement  effective pursuant  to Rule 415 at all times  until the date on which the  Investor  shall have sold all the Registrable  Securities covered by such Registration Statement
(the  "REGISTRATION  PERIOD") or until such time as the  Investor is eligible to sell the  Registrable  Securities  pursuant to Rule 144(k),  which  Registration
Statement  (including  any amendments or  supplements  thereto and  prospectuses contained  therein) shall not contain any untrue statement of a material fact or omit to state a material  fact  required to be stated  therein,  or necessary to make the statements  therein,  in light of the  circumstances in which they were made, not misleading.

               (b) The  Company  shall  prepare  and  file  with  the  SEC  such
amendments   (including   post-effective   amendments)   and  supplements  to  a
Registration   Statement  and  the  prospectus  used  in  connection  with  such
Registration  Statement,  which  prospectus is to be filed  pursuant to Rule 424 promulgated  under  the  Securities  Act,  as  may be  necessary  to  keep  such
Registration  Statement  effective at all times during the Registration  Period, and,  during such period,  comply with the provisions of the Securities Act with respect to the disposition of all Registrable  Securities of the Company covered by such  Registration  Statement  until  such  time  as all of such  Registrable
Securities  shall have been disposed of in accordance with the intended  methods of  disposition  by  the  seller  or  sellers  thereof  as  set  forth  in  such
Registration  Statement.  In  the  case  of  amendments  and  supplements  to  a
Registration Statement which are required to be filed pursuant to this Agreement
(including  pursuant to this Section 3(b)) by reason of the  Company's  filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the
Securities  Exchange Act of 1934, as amended (the "EXCHANGE  ACT"),  the Company shall incorporate such report by reference into the Registration  Statement,  if applicable,  or shall file such  amendments or  supplements  with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

               (c) The Company shall furnish to each Investor,  without  charge,
(i) at least one (1) copy of such Registration  Statement as declared  effective by the SEC and any  amendment(s)  thereto,  including  financial  statements and schedules,  all documents  incorporated  therein by reference,  all exhibits and each  preliminary  prospectus,  (ii) ten (10)  copies  of the  final  prospectus included in such  Registration  Statement  and all  amendments  and  supplements thereto (or such other number of copies as such Investor may reasonably request)
and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate  the  disposition of the  Registrable  Securities owned by such Investor.

               (d) The Company  shall use its best  efforts to (i)  register and qualify the  Registrable  Securities  covered by a Registration  Statement under such other  securities  or "blue sky" laws of such  jurisdictions  in the United
States as any  Investor  reasonably  requests,  (ii)  prepare  and file in those
jurisdictions,   such  amendments  (including  post-effective   amendments)  and
supplements  to such  registrations  and  qualifications  as may be necessary to maintain the effectiveness  thereof during the Registration  Period,  (iii) take such other  actions as may be  necessary  to  maintain  such  registrations  and qualifications in effect at all times during the Registration  Period,  and (iv)
take all  other  actions  reasonably  necessary  or  advisable  to  qualify  the
Registrable Securities for sale in such jurisdictions;  provided,  however, that the  Company  shall not be required in  connection  therewith  or as a condition thereto to (w) make any change to its certificate of  incorporation  or by-laws,
(x) qualify to do business in any  jurisdiction  where it would not otherwise be required to qualify but for this  Section  3(d),  (y) subject  itself to general taxation in any such  jurisdiction,  or (z) file a general consent to service of process  in any such  jurisdiction.  The  Company  shall  promptly  notify  each
Investor who holds  Registrable  Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky"
laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

               (e) As promptly as practicable after becoming aware of such event or  development,  the  Company  shall  notify  each  Investor  in writing of the happening  of any  event  as a result  of which  the  prospectus  included  in a
Registration  Statement,  as then in effect,  includes an untrue  statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were  made,  not  misleading  (provided  that in no event  shall such notice  contain any material,  nonpublic  information),  and promptly  prepare a supplement  or amendment to such  Registration  Statement to correct such untrue statement  or  omission,  and  deliver  ten (10)  copies of such  supplement  or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus  supplement or post-effective
amendment   has  been  filed,   and  when  a   Registration   Statement  or  any
post-effective   amendment   has   become   effective   (notification   of  such
effectiveness  shall be delivered to each  Investor by facsimile on the same day of such  effectiveness),  (ii) of any  request  by the  SEC  for  amendments  or supplements  to a  Registration  Statement  or  related  prospectus  or  related information,  and  (iii)  of  the  Company's  reasonable  determination  that  a post-effective amendment to a Registration Statement would be appropriate.

               (f) The  Company  shall  use its  best  efforts  to  prevent  the
issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  a
Registration  Statement,  or the suspension of the  qualification  of any of the
Registrable  Securities for sale in any jurisdiction within the United States of
America and, if such an order or suspension is issued,  to obtain the withdrawal of such order or suspension at the earliest  possible  moment and to notify each
Investor  who holds  Registrable  Securities  being sold of the issuance of such order  and the  resolution  thereof  or its  receipt  of  actual  notice  of the initiation or threat of any proceeding for such purpose.

               (g) Upon  five (5)  business  days  prior  written  notice by the
Investors,  the Company shall make  available for inspection by (i) any Investor and (ii) one (1) firm of accountants  or other agents  retained by the Investors
(collectively,  the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company  (collectively,  the
"RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers,  directors and employees to supply all information which any Inspector may reasonably  request;  provided,  however,  that each Inspector shall agree, and each Investor hereby agrees,  to hold in strict  confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company  determines in good faith to be confidential,  and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a  misstatement  or omission in any  Registration  Statement or is otherwise  required under the Securities Act,
(b) the release of such Records is ordered  pursuant to a final,  non-appealable subpoena or order from a court or government body of competent jurisdiction,  or
(c) the  information  in such Records has been made  generally  available to the public other than by disclosure  in violation of this or any other  agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall,  upon learning that disclosure of such Records is sought in or by a court or  governmental  body of competent  jurisdiction  or through other means,  give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate  action to prevent  disclosure  of, or to obtain a protective  order for, the Records deemed confidential.

               (h) The  Company  shall  hold in  confidence  and  not  make  any disclosure of information  concerning an Investor provided to the Company unless
(i) disclosure of such  information is necessary to comply with federal or state securities  laws, (ii) the disclosure of such  information is necessary to avoid or correct a misstatement or omission in any Registration  Statement,  (iii) the release of such  information  is ordered  pursuant to a subpoena or other final,
non-appealable   order  from  a  court  or   governmental   body  of   competent
jurisdiction,  or (iv) such information has been made generally available to the public other than by  disclosure  in  violation  of this  Agreement or any other agreement.  The Company agrees that it shall,  upon learning that  disclosure of such  information  concerning  an  Investor  is  sought  in  or  by a  court  or governmental body of competent  jurisdiction or through other means, give prompt written  notice to such  Investor  and allow such  Investor,  at the  Investor's expense, to undertake  appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               (i) The Company  shall use its best  efforts  either to cause all the Registrable  Securities covered by a Registration Statement (i) to be listed on each  securities  exchange  on which  securities  of the same class or series issued  by the  Company  are  then  listed,  if  any,  if the  listing  of  such
Registrable  Securities  is then  permitted  under the rules of such exchange or
(ii) the  inclusion  for  quotation on the National  Association  of  Securities
Dealers,  Inc. OTC Bulletin Board for such Registrable  Securities.  The Company shall pay all fees and expenses in connection  with  satisfying  its  obligation under this Section 3(j).

               (j) The Company shall  cooperate with the Investors to the extent applicable,  to facilitate the timely  preparation  and delivery of certificates
(not bearing any restrictive legend) representing the Registrable  Securities to be offered pursuant to a Registration  Statement and enable such certificates to be in such  denominations  or amounts,  as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

               (k)  The  Company  shall  use  its  best  efforts  to  cause  the
Registrable  Securities covered by the applicable  Registration  Statement to be registered with or approved by such other  governmental  agencies or authorities
as  may  be  necessary  to  consummate  the  disposition  of  such   Registrable
Securities.

               (l) The Company  shall  otherwise  use its best efforts to comply with all  applicable  rules and  regulations  of the SEC in connection  with any registration hereunder.

               (m) Within two (2) business days after a  Registration  Statement which  covers  Registrable  Securities  is declared  effective  by the SEC,  the
Company shall deliver, and shall cause legal counsel for the Company to deliver, to the  transfer  agent  for such  Registrable  Securities  (with  copies to the
Investors  whose  Registrable  Securities  are  included  in  such  Registration
Statement)  confirmation  that such  Registration  Statement  has been  declared effective by the SEC in the form attached hereto as EXHIBIT A.

               (n) The Company shall take all other reasonable actions necessary
to  expedite  and  facilitate   disposition  by  the  Investors  of  Registrable
Securities pursuant to a Registration Statement.

          4. OBLIGATIONS OF THE INVESTORS.

     Each Investor  agrees that,  upon receipt of any notice from the Company of the  happening  of any event of the kind  described in Section 3(f) or the first sentence of 3(e),  such Investor will  immediately  discontinue  disposition  of
Registrable  Securities pursuant to any Registration  Statement(s) covering such
Registrable  Securities  until  such  Investor's  receipt  of the  copies of the supplemented  or amended  prospectus  contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary,  the Company shall cause its transfer agent to deliver  unlegended certificates  for  shares of Common  Stock to a  transferee  of an  Investor  in accordance  with the terms of the  Securities  Purchase  Agreement in connection with any sale of  Registrable  Securities  with respect to which an Investor has entered  into a contract  for sale prior to the  Investor's  receipt of a notice from the Company of the happening of any event of the kind  described in Section
3(f) or the  first  sentence  of 3(e) and for  which  the  Investor  has not yet settled.

          5. EXPENSES OF REGISTRATION.

     All  expenses  incurred  in  connection  with  registrations,   filings  or
qualifications pursuant to Sections 2 and 3, including,  without limitation, all registration,  listing and qualifications fees,  printers,  legal and accounting fees shall be paid by the Company.

          6. INDEMNIFICATION.

     With respect to Registrable Securities which are included in a Registration
Statement under this Agreement:

               (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify,  hold harmless and defend each Investor,  the directors, officers, partners,  employees, agents,  representatives of, and each Person, if any, who controls any Investor  within the meaning of the  Securities Act or the
Exchange  Act (each,  an  "INDEMNIFIED  PERSON"),  against any  losses,  claims, damages,  liabilities,  judgments, fines, penalties,  charges, costs, reasonable attorneys'  fees,  amounts  paid in  settlement  or  expenses,  joint or several
(collectively,  "Claims") incurred in investigating,  preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing  by or  before  any  court or  governmental,  administrative  or other regulatory  agency,  body or the SEC, whether pending or threatened,  whether or not an indemnified party is or may be a party thereto  ("INDEMNIFIED  DAMAGES"), to which any of them may become  subject  insofar as such  Claims (or actions or proceedings,  whether commenced or threatened,  in respect thereof) arise out of or are based upon:  (i) any untrue  statement or alleged  untrue  statement of a material  fact  in a  Registration  Statement  or any  post-effective  amendment thereto  or in any  filing  made in  connection  with the  qualification  of the offering  under the securities or other "blue sky" laws of any  jurisdiction  in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged  omission  to state a material  fact  required  to be stated  therein or necessary  to make the  statements  therein  not  misleading;  (ii)  any  untrue statement or alleged untrue  statement of a material fact contained in any final prospectus  (as  amended or  supplemented,  if the Company  files any  amendment thereof or supplement  thereto with the SEC) or the omission or alleged omission to state  therein  any  material  fact  necessary  to make the  statements  made therein,  in light of the circumstances  under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the  Securities  Act, the Exchange  Act,  any other law,  including,  without limitation,  any state  securities  law, or any rule or  regulation  there under relating  to the  offer  or sale of the  Registrable  Securities  pursuant  to a
Registration  Statement (the matters in the foregoing  clauses (i) through (iii)
being,  collectively,  "VIOLATIONS").  The Company shall reimburse the Investors and each such controlling  person promptly as such expenses are incurred and are due and  payable,  for any  reasonable  legal  fees or  disbursements  or  other reasonable  expenses  incurred  by  them in  connection  with  investigating  or defending  any such Claim.  Notwithstanding  anything to the contrary  contained herein, the indemnification  agreement contained in this Section 6(a): (x) shall not apply to a Claim by an  Indemnified  Person  arising  out of or based upon a
Violation  which  occurs in reliance  upon and in  conformity  with  information furnished in writing to the Company by such Indemnified Person expressly for use in connection  with the  preparation of the  Registration  Statement or any such amendment  thereof or  supplement  thereto;  (y) shall not be  available  to the extent  such Claim is based on a failure of the  Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to  amounts  paid in  settlement  of any Claim if such  settlement  is effected  without the prior written consent of the Company,  which consent shall not be  unreasonably  withheld.  Such  indemnity  shall remain in full force and effect regardless of any  investigation  made by or on behalf of the Indemnified
Person and shall  survive the  transfer  of the  Registrable  Securities  by the
Investors pursuant to Section 9 hereof.

               (b) In connection  with a Registration  Statement,  each Investor agrees to severally and not jointly indemnify,  hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each  of its  directors,  each  of  its  officers,  employees,  representatives, attorneys,  or agents and each Person,  if any, who controls the Company  within the meaning of the  Securities  Act or the  Exchange  Act (each an  "INDEMNIFIED
PARTY"),  against  any  Claim or  Indemnified  Damages  to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as  such  Claim  or  Indemnified  Damages  arise  out of or is  based  upon  any
Violation,  in each  case to the  extent,  and  only to the  extent,  that  such
Violation  occurs in reliance  upon and in conformity  with written  information furnished to the Company by such Investor  expressly for use in connection  with such  Registration  Statement;  and, subject to Section 6(d), such Investor will reimburse any legal or other expenses  reasonably incurred by them in connection with  investigating  or defending any such Claim;  provided,  however,  that the indemnity  agreement  contained  in this  Section  6(b) and the  agreement  with respect to  contribution  contained in Section 7 shall not apply to amounts paid in  settlement  of any Claim if such  settlement  is effected  without the prior written  consent  of such  Investor,  which  consent  shall not be  unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation  made by or on behalf of such Indemnified  Party and shall survive the transfer of the Registrable  Securities by the Investors pursuant to Section
9.   Notwithstanding   anything   to  the   contrary   contained   herein,   the
indemnification  agreement  contained  in this  Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such  Investor's use of the prospectus to which the Claim relates.

               (c)  Promptly   after  receipt  by  an   Indemnified   Person  or
Indemnified  Party  under this  Section 6 of notice of the  commencement  of any action or proceeding (including any governmental action or proceeding) involving a Claim,  such  Indemnified  Person or  Indemnified  Party shall,  if a Claim in respect thereof is to be made against any indemnifying  party under this Section
6,  deliver  to the  indemnifying  party a written  notice  of the  commencement thereof, and the indemnifying party shall have the right to participate in, and, to the  extent  the  indemnifying  party so  desires,  jointly  with  any  other indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified
Person or the Indemnified Party, as the case may be; provided,  however, that an
Indemnified  Person or Indemnified  Party shall have the right to retain its own counsel with the  reasonable  fees and expenses of not more than one (1) counsel for such Indemnified  Person or Indemnified Party to be paid by the indemnifying party,  if, in the reasonable  opinion of counsel  retained by the  indemnifying party,  the  representation  by  such  counsel  of  the  Indemnified  Person  or
Indemnified  Party and the  indemnifying  party  would be  inappropriate  due to actual or  potential  differing  interests  between such  Indemnified  Person or
Indemnified  Party and any  other  party  represented  by such  counsel  in such proceeding.  The Indemnified  Party or Indemnified  Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such  action  or  claim by the  indemnifying  party  and  shall  furnish  to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified  Person which relates to such action or claim.  The  indemnifying party shall keep the Indemnified  Party or Indemnified  Person fully apprised at all times as to the status of the defense or any  settlement  negotiations  with respect thereto. No indemnifying party shall be liable for any settlement of any action,  claim  or  proceeding  effected  without  its  prior  written  consent;
provided,  however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall,  without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other  compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified  Person of a release from all liability in respect to such claim or litigation.  Following  indemnification  as provided for hereunder,  the indemnifying  party shall be subrogated to all rights of the
Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations  relating to the matter for which indemnification has been made.
The  failure  to  deliver  written  notice to the  indemnifying  party  within a reasonable  time of the  commencement  of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or  Indemnified
Party under this Section 6, except to the extent that the indemnifying  party is prejudiced in its ability to defend such action.

               (d) The indemnification  required by this Section 6 shall be made
by  periodic   payments  of  the  amount   thereof  during  the  course  of  the
investigation or defense,  as and when bills are received or Indemnified Damages are incurred.

               (e)  The  indemnity  agreements  contained  herein  shall  be  in addition to (i) any cause of action or similar right of the Indemnified Party or
Indemnified  Person  against  the  indemnifying  party or  others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

          7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying  party agrees to make the maximum  contribution with respect to any amounts for which it would otherwise be liable under Section
6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable  Securities  guilty of fraudulent  misrepresentation  (within the
meaning  of  Section  11(f)  of  the  Securities   Act)  shall  be  entitled  to
contribution  from any seller of  Registrable  Securities  who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds  received by such seller from the sale of such Registrable Securities.

          8. REPORTS UNDER THE EXHANGE ACT.

     With a view to making  available to the  Investors the benefits of Rule 144 promulgated  under the  Securities  Act or any similar rule or regulation of the
SEC that may at any time permit the Investors to sell  securities of the Company to the public without registration ("RULE 144") the Company agrees to:

               (a) make and keep public  information  available,  as those terms are understood and defined in Rule 144;

               (b) file with the SEC in a timely  manner all  reports  and other documents  required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's  obligations under Section 4(c) of the  Securities  Purchase  Agreement)  and the filing of such  reports and other documents as are required by the applicable provisions of Rule 144; and

               (c)  furnish  to each  Investor  so long  as such  Investor  owns
Registrable  Securities,  promptly upon request,  (i) a written statement by the
Company that it has complied  with the reporting  requirements  of Rule 144, the
Securities  Act and the Exchange  Act,  (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other information as may be reasonably requested to permit  the  Investors  to sell such  securities  pursuant  to Rule 144  without registration.

          9. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance  thereof may be waived (either generally or in a particular instance and either retroactively or  prospectively),  only with the written  consent of the Company and Investors who then  hold at least  two-thirds  (2/3) of the  Registrable  Securities.  Any amendment or waiver  effected in accordance with this Section 9 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent  that it  applies to fewer  than all of the  holders  of the  Registrable
Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or  modification  of any provision of any of this  Agreement unless the same  consideration  also is  offered  to all of the  parties to this
Agreement.

          10. MISCELLANEOUS.

               (a) A Person is deemed to be a holder of  Registrable  Securities whenever  such  Person  owns or is  deemed  to own of  record  such  Registrable
Securities.  If  the  Company  receives  conflicting  instructions,  notices  or elections  from two (2) or more  Persons  with  respect to the same  Registrable
Securities,  the  Company  shall act upon the basis of  instructions,  notice or election received from the registered owner of such Registrable Securities.

               (b)  Any  notices,  consents,  waivers  or  other  communications required or permitted to be given under the terms of this  Agreement  must be in writing  and will be deemed  to have  been  delivered:  (i) upon  receipt,  when delivered  personally;  (ii)  upon  receipt,  when sent by  facsimile  (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending party);  or (iii) one (1) business day after deposit with a nationally  recognized  overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

If to the Company, to:      CepTor Corporation
                            200 International Circle - Suite 5100
                            Hunt Valley, MD 21030
                            Attention:  Donald W. Fallon
                            Telephone:  (410) 527-9998
                            Facsimile:  (410) 527-9867

With Copy to:               Olshan Grundman Frome Rosenzweig & Wolosky LLP
                            Park Avenue Tower
                            65 East 55th Street

                                       10

                            New York, NY 10022
                            Attention:  Harvey J. Kesner, Esq.
                            Telephone:  (212) 451-2259
                            Facsimile:  (212) 451-2222

If to an  Investor,  to its  address  and  facsimile  number on the  Schedule of
Investors attached hereto, with copies to such Investor's representatives as set forth on the  Schedule of Investors or to such other  address  and/or  facsimile number and/or to the  attention of such other person as the recipient  party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written  confirmation of receipt (A) given by the
recipient  of  such  notice,  consent,   waiver  or  other  communication,   (B)
mechanically  or  electronically  generated  by the sender's  facsimile  machine containing the time, date,  recipient facsimile number and an image of the first page of such  transmission  or (C)  provided by a courier or  overnight  courier service shall be rebuttable  evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               (c)  Failure of any party to exercise  any right or remedy  under this  Agreement or otherwise,  or delay by a party in  exercising  such right or remedy, shall not operate as a waiver thereof.

               (d) The laws of the State of  Delaware  shall  govern  all issues concerning  the  relative  rights  of  the  Company  and  the  Investors  as its
stockholders.  All  other  questions  concerning  the  construction,   validity,
enforcement  and  interpretation  of this  Agreement  shall be  governed  by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law  provision or rule (whether of the State of New Jersey or any other  jurisdiction)  that would  cause the  application  of the laws of any jurisdiction  other than the State of New Jersey.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of
New Jersey,  sitting in Hudson  County,  New Jersey and  federal  courts for the
District of New Jersey sitting Newark,  New Jersey,  for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein,  and hereby  irrevocably  waives,  and agrees not to assert in any suit,  action or  proceeding,  any claim that it is not personally subject  to the  jurisdiction  of any such  court,  that  such  suit,  action or proceeding is brought in an  inconvenient  forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or  proceeding  by mailing a copy  thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice  thereof.  Nothing  contained herein  shall be deemed to limit in any way any  right to serve  process  in any manner  permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction  or the  validity  or  enforceability  of  any  provision  of  this
Agreement in any other  jurisdiction.  EACH PARTY HEREBY  IRREVOCABLY WAIVES ANY
RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST,  A JURY TRIAL FOR THE ADJUDICATION
OF ANY  DISPUTE  HEREUNDER  OR IN  CONNECTION  HEREWITH  OR ARISING  OUT OF THIS
AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                                       11

               (e) This Agreement,  the Irrevocable Transfer Agent Instructions,
the  Securities   Purchase   Agreement  and  related  documents   including  the
Convertible  Debenture  and the Escrow  Agreement  dated the date  hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto,  and David  Gonzalez,  Esq. (the "ESCROW  AGREEMENT"),  and the Security
Agreement dated the date hereof (the "SECURITY AGREEMENT") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions,  promises, warranties or undertakings, other than those set forth or  referred to herein and  therein.  This  Agreement,  the
Irrevocable  Transfer Agent Instructions,  the Securities Purchase Agreement and
related documents including the Convertible Debenture,  the Escrow Agreement and
the Security Agreement  supersede all prior agreements and understandings  among the parties hereto with respect to the subject matter hereof and thereof.

               (f) This  Agreement  shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

               (g)  The  headings  in this  Agreement  are  for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) This  Agreement  may be executed in  identical  counterparts, each of which shall be deemed an original but all of which shall  constitute one and the same  agreement.  This  Agreement,  once  executed  by a  party,  may be delivered to the other party hereto by facsimile  transmission of a copy of this
Agreement bearing the signature of the party so delivering this Agreement.

               (i)  Each  party  shall do and  perform,  or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other  agreements,  certificates,  instruments and documents,  as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language  chosen by the parties to express their mutual  intent and no rules of strict  construction will be applied against any party.

               (j) This  Agreement  is  intended  for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       12

     IN WITNESS  WHEREOF,  the parties  have caused this  Investor  Registration
Rights Agreement to be duly executed as of day and year first above written.

                                        COMPANY:
                                        CEPTOR CORPORATION

                                        By:  /s/ William Pursley
                                           ----------------------------------
                                        Name:  William Pursley
                                        Title: Chief Executive Officer

                                        ORNELL CAPITAL PARTNERS, LP

                                        By:  Yorkville Advisors, LLC
                                        Its: General Partner

                                        By: /s/ Mark Angelo
                                            ---------------------------------
                                        Name: Mark Angelo
                                        Its:  President and Portfolio Manager

                                       13

                                   SCHEDULE I

                              SCHEDULE OF INVESTORS

                                                                        Address/Facsimile
              Name                     Signature                       Number of Investors
----------------------------    -----------------------------      --------------------------------

Cornell Capital Partners, LP    By:   Yorkville Advisors, LLC      101 Hudson Street - Suite 3700
                                Its:  General Partner              Jersey City, NJ  07303
                                                                   Facsimile:       (201) 985-8266

                                By:
                                Name: Mark Angelo
                                Its:  Portfolio Manager

With a copy to:                 David Gonzalez, Esq.               101 Hudson Street - Suite 3700
                                                                   Jersey City, NJ 07302
                                                                      Facsimile:   (201) 985-8266

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

_________, 2005

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York  11219

Attention:  Craig Leibell
     Re:    CEPTOR CORPORATION

Ladies and Gentlemen:

     We  are  counsel  to  CepTor  Corporation,   a  Delaware  corporation  (the
"COMPANY"),  and have  represented  the Company in connection  with that certain
Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") entered into by and among  the  Company  and the  investor  named  therein  (the  "INVESTOR")
pursuant to which the Company issued to the Investor shares of its Common Stock, par value  $0.0001  per share (the  "COMMON  STOCK")  as well as a  Registration
Rights  Agreement  by and between the Company and the  Investor  (the  "INVESTOR
REGISTRATION  RIGHTS  AGREEMENT").  On  ____________  ____,  the Company filed a
Registration  Statement  on Form  ________  (File  No.  333-_____________)  (the
"REGISTRATION  STATEMENT")  with the  Securities  and  Exchange  SEC (the "SEC")
relating to the  Registrable  Securities as such term is defined in the Investor
Registration  Rights  Agreement  which names each of the  Investors as a selling stockholder thereunder.

     In connection with the foregoing,  we advise you that a member of the SEC's staff has advised us by  telephone  that the SEC has entered an order  declaring the Registration  Statement effective under the Securities Act at [ENTER TIME OF
EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge,  after telephonic  inquiry  of a  member  of the  SEC's  staff,  that  any  stop  order suspending its  effectiveness  has been issued or that any  proceedings for that purpose are pending before, or threatened by, the SEC.

                                   Very truly yours,

                                   [LAW FIRM]

                                   By:
                                       -----------------------------------------

cc: [LIST NAMES OF INVESTORS]